WORLDWIDE VALUE FUND, INC.
                       7 EAST REDWOOD STREET, 10TH FLOOR
                            BALTIMORE, MD 21203-1476

                                                                  March 11, 1997

Dear Shareholder:

     Your Board of Directors proposes that Worldwide Value Fund, Inc. ("Fund") reorganize from a closed-end investment company into Bartlett Europe Fund ("Bartlett Europe"), a series of an open-end investment company. To accomplish this, the holders of a majority of the Fund's outstanding shares must approve the reorganization. This means that your vote is very important, and I urge you to complete and return the enclosed proxy card in the enclosed postage paid envelope. A detailed description of the proposed reorganization is contained in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, both of which you should read carefully before voting. You are also asked to vote on the election of the Fund's directors and to ratify the selection of the Fund's independent accountants. This letter summarizes certain key elements of the proposed reorganization.

     REORGANIZATION INTO OPEN-END FUND. On the effective date of the reorganization, shareholders of the Fund will automatically become shareholders of Bartlett Europe, a newly organized series of Bartlett Capital Trust. Bartlett Europe has been specifically created to enable the Fund to reorganize into an open-end investment company, commonly known as a mutual fund. If you are a shareholder of the Fund on the effective date, you will automatically receive a number of Class A shares of Bartlett Europe equal to your share holdings in the Fund. Like most mutual funds, Bartlett Europe will continuously issue new shares and redeem outstanding shares, as more fully described in the Proxy Statement.

     BARTLETT EUROPE'S OPERATIONS WILL BE SUBSTANTIALLY THE SAME AS THE FUND'S. Bartlett Europe's investment objective will be identical to, and its investment policies substantially similar to, the current investment objective and policies of the Fund. Lombard Odier International Portfolio Management Limited, the Fund's investment adviser since its formation, will serve as investment sub-adviser to Bartlett Europe. Bartlett & Co. and BFP Financial Partners, Inc., which, like the Fund's current administrator and investment consultant, are affiliated with Legg Mason, Inc., will serve as Bartlett Europe's investment manager and administrator, and distributor, respectively. Further, several of the Fund's current directors are expected to be nominated to be added to the Board of Trustees of Bartlett Capital Trust and, if elected, would participate in the oversight of Bartlett Europe.

     The proposed reorganization thus represents an opportunity for you, as a shareholder of a fund whose operations and personnel will be very similar to those of the Fund, to continue your investment in a portfolio of European equities, while at the same time benefiting from the convenient shareholder services available to shareholders of the Bartlett Family of Funds. As a shareholder of Bartlett Europe, you will be able to exchange shares of Bartlett Europe for those of the other Bartlett Funds, Bartlett Basic Value Fund and Bartlett Value International Fund, and for shares of Legg Mason Cash Reserve Trust, a money market mutual fund. No sales charges will be imposed on such exchanges. Your shares will be redeemable at a price based on the next calculated net asset value. A temporary 2% redemption fee will apply for six months after the reorganization to redemptions of Bartlett Europe shares. Complete information will be sent to you at the time of the reorganization on all of the shareholder services which will be available to you as a Bartlett Europe shareholder.

     The directors of the Fund recommend that you approve each of the proposals presented. As noted, the reorganization proposal requires the affirmative vote of a majority of all outstanding shares. If it is not approved, the Fund would continue as a closed-end investment company with its shares traded on the New York Stock Exchange. If you have any questions concerning the reorganization proposal or the other matters to be considered at the annual shareholders meeting, please contact Marie K. Karpinski at 1-800-822-5544. Your comments and questions are always welcome.

     The Fund is using Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholder Communications reminding you to exercise your right to vote.

                                         Sincerely yours,


                                         /s/ Charles J. Swindells
                                         _________________________
                                         Charles J. Swindells

                           WORLDWIDE VALUE FUND, INC.
                       7 EAST REDWOOD STREET, 10TH FLOOR
                            BALTIMORE, MD 21203-1476

                                NOTICE OF ANNUAL
                            MEETING OF SHAREHOLDERS
                                 APRIL 30, 1997

TO THE SHAREHOLDERS:

     The 1997 annual meeting of shareholders ("Meeting") of Worldwide Value Fund, Inc. ("Fund") will be held on Wednesday, April 30, 1997, at 10:00 a.m., Eastern time, at 111 South Calvert Street, 20th Floor, Baltimore, Maryland 21202, for the following purposes:

          1. To elect seven directors to serve until their successors are elected and qualified;

          2. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants for the fiscal year ending December 31, 1997;

          3. To consider an Agreement and Plan of Conversion and Liquidation under which Bartlett Europe Fund ("Bartlett Europe"), a newly organized series of Bartlett Capital Trust, an open-end investment company, would acquire the assets of the Fund in exchange solely for Class A shares of beneficial interest in Bartlett Europe and the assumption by Bartlett Europe of the Fund's liabilities, followed by the distribution of those shares to the shareholders of the Fund, all as described in the accompanying proxy statement; and

          4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     You will be entitled to vote at the Meeting and any adjournment thereof if you owned shares of the Fund at the close of business on February 28, 1997. Whether or not you intend to attend the Meeting in person, you may vote in any one of the following three ways:

          1. Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope; or

          2. Vote by telephone by calling Shareholder Communications Corporation ("SCC") toll-free at 1-800-733-8481, Ext. 442 from 9:00 a.m. to
             8:00 p.m. (Eastern time) (a confirmation of your telephone vote will be mailed to you); or

          3. Vote, sign, date and fax the enclosed proxy card to SCC at 1-800-733-1885 (a confirmation of your telefacsimile vote will be mailed to you).

                                         By order of the Board of Directors,


                                         /s/ Marie K. Karpinski
                                         __________________________
                                         MARIE K. KARPINSKI
                                         Secretary

March 11, 1997

                     IMPORTANT NOTICE: Please complete the
             enclosed Proxy Card and return it as soon as possible.

           For your convenience, you may vote by calling Shareholder Communications Corporation ("SCC") toll-free at 1-800-733-8481, Ext. 442 from 9:00 a.m. to 8:00 p.m., Eastern time. You also
                            may vote by faxing your
                      Proxy Card to SCC at 1-800-733-1885.

               A confirmation of your telephone or telefacsimile
                          vote will be mailed to you.

                           WORLDWIDE VALUE FUND, INC.
                       7 EAST REDWOOD STREET, 10TH FLOOR
                            BALTIMORE, MD 21203-1476

                                PROXY STATEMENT
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 30, 1997

     This proxy statement is being furnished to shareholders of Worldwide Value Fund, Inc. ("Fund") in connection with a solicitation of proxies by and on behalf of the Board of Directors of the Fund ("Board of Directors" or "Board") to be used at the annual meeting of the shareholders of the Fund, to be held at 10:00 a.m., Eastern time, on April 30, 1997, or any adjournment or adjournments thereof (collectively, the "Meeting").

     The proxies named in the enclosed form of proxy will vote in accordance with your direction when it is returned properly executed. If you sign, date and return the form of proxy but give no voting instructions, your shares will be voted in favor of the seven nominees for directors named herein; in accordance with the recommendation of your Board of Directors as to all other proposals; and, at the discretion of the proxy holders, on any other matter that may properly have come before the Meeting or any adjournment. You may revoke your form of proxy by giving another proxy or by letter or telegram directed to the Fund showing your name and account number. Such revocation, to be effective, must be received prior to the Meeting. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     As of the record date, February 28, 1997, the Fund had 3,222,252 shares of common stock outstanding. Lazard Freres & Co. LLC, 30 Rockefeller Plaza, New York, NY 10020, beneficially owned 243,734 shares, representing approximately 7.6% of the Fund's outstanding shares on the record date. Management does not know of any other person who owned beneficially 5% or more of the Fund's outstanding shares on the record date. The solicitation of proxies will occur primarily by mail but also may include telephone or oral communications by regular employees of Legg Mason Fund Adviser, Inc., 111 South Calvert Street, Baltimore, Maryland, 21202, the Fund's administrator and investment consultant ("Administrator" or "Investment Consultant"), or by a third-party proxy solicitor. The costs of such solicitation, estimated at $10,000, will be borne by the Fund. Each share of common stock is entitled to one vote.

     The presence in person or by proxy at the Meeting of the owners of a majority of the shares outstanding is required for a quorum. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and against any proposal, because the required vote is a percentage of the shares present or outstanding.

     Approval of Proposal 1 and ratification of Proposal 2 require the vote of a majority of the Fund's shares present, in person or by proxy, at the Meeting. Under Maryland law and the Fund's Articles of Incorporation, the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote at the Meeting is required to approve Proposal 3. If Proposal 3 is not approved, the Fund will continue to operate in its current form as a closed-end investment company.

     This proxy statement along with the Notice of Meeting and proxy card will first be mailed to shareholders on or about March 11, 1997. A copy of the Fund's annual report, containing financial statements for the year ended December 31, 1996, has either been previously distributed or is also enclosed.

                       PROPOSAL 1. ELECTION OF DIRECTORS

     Management proposes the election of seven current directors of the Fund named below to constitute the entire Board, each to hold office until his successor is selected and qualified. Unless you give contrary instructions in the form of proxy, your proxy will be voted for the election of the seven nominees. Each of the nominees has indicated his willingness to serve if elected. If any of the nominees should withdraw or otherwise become unavailable for election due to events not now known or anticipated, unless the Board reduces the number of directorships, the proxies will vote for such other nominee or nominees as management may recommend. Directors must be elected by a vote of the holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote thereon.

     All the nominees except Mr. van Maasdijk have been directors of the Fund since it began operations in 1986. Mr. van Maasdijk was appointed a director effective January 1, 1994. All directors and officers as a group (fourteen persons) owned beneficially approximately 1.4% of the shares outstanding at January 31, 1997.* This includes shares shown in the following table and notes thereto.

                                                                                                                      SHARES
                                                          BUSINESS EXPERIENCE DURING                                   OWNED
NOMINEE (AGE)                                        PAST FIVE YEARS; OTHER DIRECTORSHIPS                          BENEFICIALLY(1)
-------------                                        ------------------------------------
A. John W. Campbell (50)              Director of Campbell Lutyens & Co. Ltd (U.K. investment banking firm)               -0-
                                      since 1988; Director of Beradin Holdings, PLC (U.K.); formerly Director of Noble Grossart Limited 1973-1988.

Edmund J. Cashman, Jr.** (60)         Senior Executive Vice President and Director of Legg Mason Wood Walker,           4,829(2)
                                      Incorporated; Director of Legg Mason Tax Exempt Trust, Inc.; Vice
                                      Chairman of Legg Mason Income Trust, Inc.; Trustee and President of Legg
                                      Mason Tax-Free Income Fund; Director of E.A. Engineering, Science and
                                      Technology, Inc.

Henri Deegenaar (61)                  Independent Consultant; Investment Adviser to Saint Honore Marche                 1,000(2)
                                      Emergents (French investment company); Director of Guilbert SA (office supplies distribution company) and OFREX (U.K.) (office supplies distribution company); formerly President of Development and
                                      Finance -- DEFI (French investment holding company) 1987-1991.

Ian F. H. Grant (57)                  Managing Director of Glenmoriston Estates Ltd. (Scottish holding                  6,000(2)
                                      company); Chairman of Pacific Assets Trust PLC (U.K. investment company); Director of Royal Bank of Scotland PLC, Royal Bank of Scotland
                                      Group PLC, Banco Santander SA, and a number of publicly owned companies in Europe and the Far East.

Charles J. Swindells (54)             Vice Chairman, U.S. Trust Company of the Pacific Northwest (a non-                  -0-(3)
                                      depository trust company); Founder of Capital Trust Company, which was merged into U.S. Trust Company of New York in July of 1993; Chairman,
                                      Oregon Public Broadcasting; formerly Trustee of the Oregon Public
                                      Employee Pension Trust Fund.

Robert H. C. van Maasdijk** (51)      Managing Director of Lombard Odier International Portfolio Management               -0-
                                      Limited (the Fund's investment adviser).

Wolfgang E. Furst Ysenburg (60)       Director of Holland Fund (Dutch investment company); Director of                  3,605(2)
                                      Beteilingungsgesellschaft (German investment company); Director of
                                      Profirent Investment Fund; formerly Chairman of Unico Investment Fund
                                      Management Company, S.A., Unico Equity Fund and Unico Financial
                                      Services, S.A. (Luxembourg investment companies).

  * This total includes 10,291 shares owned by director Walter A. Eberstadt for which he has sole voting and investment power, and 18,729 shares for which he has shared voting and investment power.
 ** Directors Cashman and van Maasdijk are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 ("1940 Act").
(1) All shares are owned as of January 31, 1997. For this purpose, "beneficial ownership" is defined in the regulations under section 13(d) of the Securities Exchange Act of 1934. The information is based on statements furnished to the Fund by the nominees. Unless otherwise indicated, on the record date no director or officer beneficially owned more than 1% of the shares outstanding.
(2) This total represents shares of the Fund for which the director has sole investment and sole voting power.
(3) Mr. Swindells disclaims beneficial ownership of 1,448 shares of the Fund owned by his wife and children.

     Under Section 16(a) of the Securities Exchange Act of 1934, Section 30(f) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, the Fund's officers and directors, persons owning more than 10% of the Fund's common stock and certain officers and directors of Lombard Odier International Portfolio Management Limited ("Adviser") and Legg Mason Fund Adviser, Inc., are required to report their transactions in the Fund's common stock to the SEC, the New York Stock Exchange, Inc. ("NYSE") and the Fund. Based solely on the Fund's review of the copies of such reports received by it, the Fund believes that, during its fiscal year ended December 31, 1996, all filing requirements applicable to such persons were complied with.

     The Board of Directors met five times during the year ended December 31, 1996, and each director named above, except Mr. Grant who attended two of the meetings, attended at least 75% of all the meetings of the Board. The Fund's Audit Committee consists of the directors who are not "interested persons" of the Fund as defined within the 1940 Act. This Committee recommends to the Board of Directors the independent accountants to be selected for the Fund and reviews the arrangements and scope of the audit and non-audit services provided to the Fund by such accountants and the fees charged for such services. The Audit Committee also reviews all contracts entered into by the Fund with the Fund's investment adviser and administrator and their affiliates, the quality of services provided thereunder and the reasonableness of the fees paid for such services, and recommends to the Board whether to continue such contracts. The Audit Committee met once during the year ended December 31, 1996, and all members attended the meeting. The Fund has no nominating or compensation committees. Those directors who are not affiliated with the Adviser or the Investment Consultant of the Fund are paid an annual fee of $7,500 and an attendance fee of $500 per meeting of the Board plus travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

     The following table provides certain information relating to the compensation of the Fund's directors for the fiscal year ended December 31, 1996.

COMPENSATION TABLE

                                                                 AGGREGATE
                     NAME OF PERSON AND                        COMPENSATION
                          POSITION                               FROM FUND
----------------------------------------------------------------------------
 A. John W. Campbell, Director                                     $9,500
 Edmund J. Cashman, Jr., Director                                    None
 Henri Deegenaar, Director                                         $9,500
 Walter A. Eberstadt, Director***                                  $9,000
 Ian F. H. Grant, Director                                         $8,500
 Lawrence W. Harris, Director***                                     None
 Charles J. Swindells, Chairman of the Board                       $9,500
 Robert H. C. van Maasdijk, Director                                 None
 Wolfgang E. Furst Ysenburg, Director                              $9,500

***Current directors Eberstadt and Harris have declined to stand for reelection.

OFFICERS

     The executive officers of the Fund are:

     Peter E. F. Newbald (50) -- PRESIDENT; Partner of Reads & Co. (chartered accountants).

     William H. Miller, III (47) -- VICE PRESIDENT; Senior Vice President of Legg Mason Wood Walker, Incorporated; President and Director of Legg Mason Fund Adviser, Inc. since 1989; prior thereto, Senior Vice President and Director of Investment Management of Legg Mason Wood Walker, Incorporated 1985-1989.

     Edward A. Taber, III (53) -- VICE PRESIDENT; Senior Executive Vice President, Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated; Vice Chairman and Director of Legg Mason Fund Adviser, Inc. since 1992; Director and Officer of other registered investment companies distributed by Legg Mason.

     Marie K. Karpinski (48) -- VICE PRESIDENT, SECRETARY AND TREASURER; Treasurer of Legg Mason Fund Adviser, Inc.; Vice President and Treasurer of other registered investment companies for which Legg Mason Fund Adviser, Inc. is investment adviser or manager; Vice President of Legg Mason Wood Walker, Incorporated.

     Mr. Newbald receives $25,000 annually from the Adviser for his services as President of the Fund. The other executive officers receive no compensation from the Fund for their services as officers. All of the current executive officers of the Fund have served as such since the Fund began operations in 1986, except Mr. Taber, who was elected on February 12, 1993.

     Approval of this Proposal requires the vote of a majority of the Fund's shares present, in person or by proxy, at the Meeting.

         THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.

        PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Fund's financial statements for the year ended December 31, 1996 were audited by Coopers & Lybrand L.L.P., independent accountants. In addition to the audit of the Fund's annual financial statements, Coopers & Lybrand L.L.P. prepares the Fund's federal and state income and excise tax returns. The Audit Committee will review and approve services provided by the independent accountants prior to their being rendered, and will report to the Board of Directors concerning all such services after they have been performed.

     The Board of Directors has unanimously selected Coopers & Lybrand L.L.P. as independent accountants for the Fund for the fiscal year ending December 31, 1997. The ratification of the selection of independent accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying proxy will vote for Coopers & Lybrand L.L.P. unless contrary instructions are given. Coopers & Lybrand L.L.P. has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Meeting, will be given the opportunity to make a statement if desired, and will be available to answer any questions. Ratification of this Proposal requires the vote of a majority of the Fund's shares present, in person or by proxy, at the Meeting.

         THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.

   PROPOSAL 3. REORGANIZATION OF THE FUND INTO BARTLETT EUROPE FUND, A SERIES
           OF BARTLETT CAPITAL TRUST, AN OPEN-END INVESTMENT COMPANY

     At a meeting held on February 21, 1997, the Board of Directors, including those directors who are not "interested persons" of the Fund as defined by the 1940 Act ("independent directors"), considered and approved the Agreement and Plan of Conversion and Liquidation, dated as of March 10, 1997 ("Reorganization Plan"), a copy of which is attached to this proxy statement as Appendix A. Under the Reorganization Plan, Bartlett Europe Fund ("Bartlett Europe"), a newly organized series of Bartlett Capital Trust ("Trust"), would acquire the assets of the Fund in exchange solely for Class A shares of beneficial interest in Bartlett Europe ("Bartlett Europe Shares") and the assumption by Bartlett Europe of the Fund's liabilities; those Bartlett Europe Shares would then be distributed to the Fund's shareholders so that each Fund shareholder would receive full and fractional Bartlett Europe Shares equal to the number of such shareholder's shares in the Fund as of the Closing Date (defined below). (This transaction is collectively referred to as the "Reorganization.") The Bartlett Europe Shares would be redeemable securities of an open-end investment company, as more fully described below. After the Reorganization, shares of the Fund would no longer be traded on the NYSE and the Fund would be liquidated.

     If the Reorganization is implemented, shareholders of the Fund would become shareholders of a mutual fund that was specifically created to enable the Fund to convert to an open-end investment company structure and that would manage its investment portfolio in substantially the same manner as the Fund. Bartlett Europe's investment objective will be identical to, and its investment policies substantially similar to, the current investment objective and policies of the Fund. The Fund's current investment adviser will be the investment sub-adviser to Bartlett Europe. Affiliates of the Fund's current Administrator and Investment Consultant will serve as the investment manager and administrator, and distributor, respectively, for Bartlett Europe. In addition, several of the Fund's directors are expected to be nominated to be added to the Board of Trustees of the Trust, and if elected, would participate in the oversight of Bartlett Europe.

     There will be legal, operational and practical differences between Bartlett Europe's operations as a series of an open-end investment company and the Fund's operations as a closed-end investment company. These differences are explained below. The fees and expenses that Bartlett Europe shareholders will pay, directly or indirectly, also will be different than those incurred by shareholders of the Fund, as explained below. It is anticipated that following the Reorganization, taking into account voluntary fee waivers and expense reimbursements, the former shareholders of the Fund will, as Class A shareholders of Bartlett Europe, be subject to lower operating expenses as a percentage of average daily net assets than those experienced by the Fund. For its most recent fiscal year ended December 31, 1996, the Fund's operating expenses as a percentage of average daily net assets were 2.0%. With respect to the Bartlett Europe Class A shares, Bartlett & Co. has agreed to reimburse fees and/or assume other expenses to the extent that Bartlett Europe's expenses for those shares exceed 1.75% of average daily net assets through July 31, 1998.

A. BACKGROUND OF THE PROPOSAL

     The Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing principally in equity securities of European issuers that the Adviser believes are undervalued and thus may offer above-average potential for capital appreciation.

     At the time of the Fund's incorporation in 1986, the closed-end structure was chosen as appropriate to the Fund's investment objective and policies because it was believed by the Board of Directors, the Adviser and the Administrator that such a structure would permit management of the Fund's portfolio consistent with its investment objective and policies without the pressures to which open-end investment companies are subject as a result of cash inflows and redemptions.

     Shares of the Fund, however, like those of most other closed-end foreign equity funds, have traded at a discount from their net asset value since shortly after the Fund's commencement of investment operations in August 1986. The discount was as high as 21.15% on March 14, 1996 and ranged from 7.51% to 21.15% during 1996. As of January 31, 1997, the market value and the net asset value of the Fund's shares were $21.375 and $24.11, respectively, reflecting a discount of approximately 11.3%.

     Over the years, the Board of Directors has considered and adopted various measures designed to reduce the discount. In early 1996, the Board adopted the following policy to address the discount factor while taking into account Fund performance (the "Board Policy"):

             If the average daily closing price of the Fund's shares on the NYSE for the one-month period ending December 31, 1996 is at least 12% less than the average net asset value of the Fund's shares over the same period, the Board will consider options for restructuring the Fund to make its shares redeemable, including the merger of the Fund with or into an open-end fund, and will commence the actions necessary to effect such transaction no later than at the Fund's 1997 annual shareholder meeting, unless either (i) the Fund, measured by the change in its net asset value and not including any dividends paid by it, outperforms the Morgan Stanley European Index, excluding any dividends, for the 5 year period January 1, 1992 to December 31, 1996, or (ii) the total return of the Fund, measured by Micropal, ranks in the top half of the Micropal competitive universe of European equity growth funds for that 5 year period.

     For the month ended December 31, 1996, the Fund's average daily discount of 9.3% was less than 12%. The return of the Fund (excluding any dividends) from January 1, 1992 to December 31, 1996 was 79.34%, while that of the Morgan Stanley European Index (excluding any dividends) was 65.11% measured as set forth above over that same period. The total return of the Fund ranked it in the top half of the Micropal competitive universe for the five-year period ended December 31, 1996.

     At the 1996 annual shareholders meeting, a shareholder proposal was presented seeking a vote to request the Board to "promptly consider options for changing the corporation from a closed-end investment company to an open-end investment company." The Board opposed adoption of the proposal as not in the best interests of the Fund and its shareholders at that time, particularly given the then-existing Board Policy. The shareholder proposal recommending that the directors consider promptly converting the Fund from a closed-end fund to an open-end fund was approved by holders of a majority of the Fund's outstanding shares present at the meeting, although less than a majority of its outstanding shares. Following the 1996 annual meeting, the Board has studied various options for converting the Fund to an open-end investment company.

     The Board at its February 21, 1997 meeting, after consideration of various options available to the Fund with respect to open-ending, merging with a compatible open-end fund, liquidating or maintaining the status quo, determined to recommend the open-ending of the Fund, through a reorganization of the Fund into Bartlett Europe, a newly organized open-end fund.

B. REASONS FOR THE REORGANIZATION

     The Fund's Board of Directors, including a majority of its independent directors, has determined that the Reorganization is in the best interests of the Fund, that the terms of the Reorganization are fair and reasonable, and that the interests of the shareholders of the Fund will not be diluted as a result of the Reorganization.

     The Reorganization proposal represents the culmination of the Board of Director's efforts to choose the fund structure most appropriate to the Fund's investment objective and policies. In considering the Reorganization, the Board of Directors made an extensive inquiry into a number of factors, including the following:

     (1) the costs and benefits, in terms of investment performance, of operating as a closed-end or as an open-end fund;

     (2) the changes, in terms of new cash in-flows from share subscriptions and cash out-flows through share redemptions, that an open-end structure would have on the Fund and its shareholders;

     (3) the effect of possible large redemptions on the Fund and its shareholders upon open-ending;

     (4) the costs to the Fund and its shareholders of converting to an open-end fund; and

     (5) the costs and benefits of operating as an open-end fund.

     The Reorganization was recommended to the Board of Directors by the Administrator and Adviser at a meeting held on February 21, 1997. In approving the Reorganization, the Board took into account the fact that the Trust would establish Bartlett Europe for the specific purpose of enabling the Fund to reorganize into an open-end investment company structure. The Board noted that, as an open-end investment company, Bartlett Europe will permit its shareholders to redeem their shares for cash at net asset value, thus eliminating the prospect that its shares will continue to trade at a discount. There will be a 2% redemption fee payable to Bartlett Europe for the first six months following the Reorganization.

     Furthermore, the Board also noted that Bartlett Europe's operations will be substantially the same as those of the Fund. Bartlett Europe's investment objective will be identical to, and its investment policies substantially similar to, those of the Fund. The Adviser will serve as investment sub-adviser to Bartlett Europe. Two affiliates of the Administrator, Bartlett & Co. and BFP Financial Partners, Inc., will serve as Bartlett Europe's investment manager and administrator, and distributor, respectively. Several of the Administrator's personnel will continue to serve Bartlett Europe in similar capacities to those in which they now serve for the Fund.

     The Board also noted that the management of the Fund's portfolio should not be adversely affected by the implementation of the Reorganization and may be enhanced if positive cash flows are developed. None of the limitations imposed upon open-end investment companies by the 1940 Act is expected by the Administrator or the Adviser to have any substantial effect upon the management of the Fund's assets because the Fund is already managed within these limitations. In addition, the Board was advised that, in the Administrator's and the Adviser's belief, the distribution system to be put into place for Bartlett Europe should enable it to grow rather than contract in size over the next two years, thus producing economies of scale, and also to overcome the effect of expected redemptions of Bartlett Europe Shares following the Reorganization.

     Finally, although there are differences in the fees and expenses of the two funds, the Board noted that the Class A shares of Bartlett Europe that would be received by Fund shareholders in the Reorganization are expected to be subject to lower operating expenses, taking into account voluntary fee waivers and expense reimbursements, as a percentage of average daily net assets than Fund shares have been. The Board noted that Bartlett & Co. has agreed to reimburse fees and/or assume other expenses to the extent that Bartlett Europe's expenses for its Class A shares exceed 1.75% of the average daily net assets of that class through July 31, 1998.

C. THE REORGANIZATION PLAN

     The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, which is attached as Appendix A to this proxy statement.

     As noted, the Board of Trustees of the Trust has created and designated a new series of the Trust named the "Bartlett Europe Fund" for the specific purpose of enabling the Fund to reorganize into an open-end investment company. The Reorganization will be effected by a transfer of all the assets and liabilities of the Fund to Bartlett Europe pursuant to the Reorganization Plan between the Fund and the Trust, acting on behalf of Bartlett Europe. Completion of the Reorganization is contingent upon approval of the Reorganization by shareholders of the Fund. The exchange of the Fund's assets for Bartlett Europe

Shares and Bartlett Europe's assumption of the Fund's liabilities is expected to occur when all of the conditions to the closing are satisfied ("Closing Date").

     More specifically, the Reorganization Plan contemplates (a) Bartlett Europe's acquiring on the Closing Date the assets of the Fund in exchange solely for Bartlett Europe Shares and the assumption by Bartlett Europe of the Fund's liabilities, and (b) the distribution of those Bartlett Europe Shares to the shareholders of the Fund.

     The assets of the Fund to be acquired by Bartlett Europe include all cash, cash equivalents, securities, receivables and other property owned by the Fund. Bartlett Europe will assume from the Fund all debts, liabilities, obligations and duties of the Fund of whatever kind or nature. Bartlett Europe also will deliver Bartlett Europe Shares to the Fund, which then will be distributed to the Fund's shareholders.

     On, or as soon as practicable after, the Closing Date, the Fund will distribute to its shareholders of record the Bartlett Europe Shares it received so that each such shareholder will receive a number of full and fractional Bartlett Europe Shares equal to the shareholder's shares in the Fund on the Closing Date; the Fund will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Bartlett Europe in the names of the Fund shareholders and by transferring thereto the Bartlett Europe Shares previously credited to the account of the Fund on those books. Fractional Bartlett Europe Shares will be rounded to the third decimal place.

     Because the Bartlett Europe Shares will be issued at net asset value in exchange for the net assets of the Fund, the aggregate value of the Bartlett Europe Shares so issued will equal the aggregate value of the shares of the Fund. Thus, the Reorganization will not result in a dilution of any shareholder interest.

     The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by the Fund and the Trust, on behalf of Bartlett Europe. In addition, the Reorganization Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on the Fund's shareholders' interests.

     If the Reorganization is approved, shares of the Fund will no longer be listed on the NYSE as of the Closing Date, which is currently anticipated to be on or about June 30, 1997. In addition, if the Reorganization Plan is approved, Bartlett Europe will issue to Bartlett & Co., prior to the effective time of the Reorganization, one Bartlett Europe Share in consideration of the payment of $1.00 for the purpose of enabling Bartlett & Co., as the sole shareholder of Bartlett Europe prior to the Reorganization, to approve the investment management and administration agreement, sub-advisory agreement and distribution arrangements (with respect to Class A) proposed for Bartlett Europe. The investment management and administration agreement and sub-advisory agreement proposed for Bartlett Europe, which are similar, but not identical to, the investment management and administration arrangements currently in place for the Fund, are explained in detail below. Approval of the Reorganization Plan will constitute authorization for Bartlett & Co. to approve these arrangements. The Bartlett Europe Share issued to Bartlett & Co. to permit it to approve these arrangements for Bartlett Europe will be redeemed at the effective time of the Reorganization.

D. DIFFERENCES BETWEEN OPEN-END AND CLOSED-END INVESTMENT COMPANIES

     If shareholders approve Proposal 3, the Fund will be converted from a closed-end investment company to a series of the Trust, an open-end investment company. A discussion of the principal legal, operational and practical differences between the Fund's operations as a closed-end investment company and the operation of Bartlett Europe as a series of an open-end investment company follows.

     GENERAL. The Fund currently is a "closed-end" investment company registered as such under the 1940 Act. Closed-end investment companies neither redeem their outstanding stock nor engage in the continuous sale of new securities and thus operate with a relatively fixed capitalization. The stock of closed-end investment companies is normally bought and sold in securities markets. The Fund's shares currently are traded on the NYSE.

     In contrast, open-end investment companies, commonly referred to as "mutual funds," issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the mutual fund and obtain in return an amount based on their proportionate share of the value of the mutual fund's net assets (less any redemption fee charged by the fund). Most mutual funds also continuously issue new shares to investors at a price based on the fund's net asset value at the time of such issuance, which Bartlett Europe also will do. A mutual fund's net asset value is calculated by dividing the value of its portfolio securities plus all cash and other assets (including interest accrued and outstanding dividends receivable) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares of the fund outstanding.

     ACQUISITION AND REDEMPTION OF SHARES; TEMPORARY REDEMPTION FEE. If the Fund reorganizes into Bartlett Europe, investors wishing to acquire shares of beneficial interest in Bartlett Europe after the Reorganization would be able to purchase them from Bartlett Europe or BFP Financial Partners, Inc., its proposed distributor, at their then current net asset value, plus any applicable sales charge. Subject to the temporary redemption fee described below, shareholders desiring to sell their shares would be able to do so by exercising their right to have such shares redeemed by Bartlett Europe at their net asset value next determined after receipt of a proper redemption request. THE BOARD OF TRUSTEES OF THE TRUST INTENDS THAT, FOR THE FIRST SIX MONTHS FOLLOWING THE REORGANIZATION, THERE WILL BE A 2% FEE PAYABLE TO BARTLETT EUROPE FOR REDEMPTIONS OF BARTLETT EUROPE SHARES (AND SHARES OF OTHER BARTLETT AND AFFILIATED FUNDS ACQUIRED BY EXCHANGE FROM BARTLETT EUROPE) BY FORMER FUND SHAREHOLDERS. The redemption fee will be calculated based on 2% of the net asset value of the shares redeemed, which fee will be retained by Bartlett Europe.

     Payment for any redemption will generally be made within two business days after receipt by Bartlett Europe of a proper request for redemption, but in no event later than within seven days, subject to the suspension of such right under unusual circumstances. The Trust on behalf of Bartlett Europe has no current intention to file with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act to permit Bartlett Europe's payment of redemptions in assets other than in cash.

     Unless redemptions of Bartlett Europe Shares occurring immediately after the Reorganization are unexpectedly large, Bartlett Europe expects to have available sufficient assets in cash and cash equivalents to satisfy such redemptions. If, however, unexpectedly large net redemptions occur immediately after the Reorganization, Bartlett Europe expects to effect such redemptions through the orderly and proportional liquidation of portfolio securities at prevailing market prices and commission rates. Bartlett & Co. and the Adviser, Bartlett Europe's proposed investment manager and administrator, and proposed investment sub-adviser, respectively, expect that the impact of such redemptions on Bartlett Europe's ability to achieve its investment objective will be minimal. At the present time, however, Bartlett Europe cannot estimate the percentage of its shares that will be redeemed shortly after the Reorganization. No assurance can be provided that Bartlett Europe will achieve its investment objective during the period shortly after the Reorganization, or thereafter.

     NYSE DELISTING. On the Closing Date, the Fund's shares will no longer be listed on the NYSE, and the Fund will be liquidated shortly thereafter. It is unlikely that any other trading market for the Fund's shares will develop. As noted, each former shareholder of the Fund will automatically receive Bartlett Europe Shares.

     VOTING RIGHTS. The voting rights of Class A shareholders of Bartlett Europe will be similar to those of shareholders of the Fund. Bartlett Europe Class A shareholders will be entitled to one vote per share, and may vote as a group with shareholders of other classes on certain matters. The Fund, pursuant to its By-Laws and NYSE regulations, currently holds annual meetings of shareholders for the election of directors and such business as may properly come before the meeting. Bartlett Europe is not required to and will not hold annual shareholder meetings. There will normally be no meetings of Bartlett Europe shareholders for the purpose of electing trustees unless fewer than a majority of the trustees holding office has been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the shareholders of record holding at least 10% of the Trust's outstanding shares.

     NET ASSET VALUE. Regulations of the SEC under the 1940 Act generally require mutual funds to value their assets on each business day in order to determine the current net asset value on the basis of which their shares may be redeemed by shareholders or purchased by investors. Net asset values of mutual funds are published daily by leading financial publications. The Fund's net asset value currently is published weekly.

     EXPENSES; POTENTIAL NET REDEMPTIONS. Bartlett Europe's operating expense ratio with respect to Bartlett Europe Shares, taking into account voluntary fee waivers and expense reimbursements, is anticipated to be lower overall than that of the Fund as a percentage of net assets. However, that ratio may increase in the period shortly after the Reorganization if the Reorganization results in immediate substantial redemptions and hence a marked reduction in the size of Bartlett Europe. A decreased asset base may increase Bartlett Europe's ratio of operating costs to income and may reduce correspondingly net income available for dividends. Some of these adverse consequences could be offset by the voluntary fee waiver and/or expense reimbursement arrangements, by new sales of shares of Bartlett Europe and reinvestment of dividends and capital gain distributions in shares of Bartlett Europe. There can be no guarantee, however, that after the Reorganization such consequences will not be experienced by Bartlett Europe.

     ELIMINATION OF DISCOUNT AND PREMIUM. On the effective date of the Reorganization, former Fund shareholders who wish to realize the value of their shares will, as shareholders of Bartlett Europe, be able to redeem their shares at prices based on their then current net asset value. As a result of this process, the discount from net asset value at which the Fund's shares currently trade on the NYSE will have been eliminated. Shareholders of the Fund should note, however, that approval of Proposal 3 will eliminate any possibility that the Fund's shares will trade at a premium over net asset value. As of January 31, 1997, the discount was approximately 11.3%. If Proposal 3 is approved by shareholders, the discount may be reduced further before the effective date of the Reorganization, although there can be no assurance that the discount will increase or decrease.

     DIVIDENDS AND OTHER DISTRIBUTIONS. Bartlett Europe's dividend and other distribution policies will be similar to those of the Fund. Bartlett Europe intends to distribute to its shareholders substantially all of its net investment income and realized net capital gain at least annually. Bartlett Europe also intends to provide the opportunity for shareholders to elect to receive dividends and capital gain distributions in cash or in additional shares of the Fund, but at net asset value rather than, as under the Fund's present dividend reinvestment plan and distribution policies, at the lower of net asset value or market price per share on the distribution date.

     CASH AND CASH EQUIVALENTS. Most open-end investment companies maintain adequate reserves of cash or cash equivalents in order to meet net redemptions as they may arise. Because closed-end investment companies are not required to meet redemptions, their cash reserves can be substantial or minimal, depending primarily on management's perception of market conditions. The maintenance of larger reserves of cash or cash equivalents required to operate prudently as an open-end investment company when net redemptions are anticipated may reduce Bartlett Europe's ability to achieve its investment objective.

     PORTFOLIO MANAGEMENT. Unlike mutual funds, closed-end investment companies are not subject to pressures to sell portfolio securities at disadvantageous times in order to meet net redemptions. This feature could be significant in the case of an investment company with a specialized portfolio such as the Fund, although neither the Trust's Board of Trustees, Bartlett & Co. nor the Adviser expects that the successful management of Bartlett Europe will be impeded by the need to meet net redemptions or the investment of proceeds from net sales of Bartlett Europe Shares. As noted, Bartlett Europe's investment objective is identical to that of the Fund -- to seek long-term growth of capital. Its investment policies are substantially similar to those of the Fund. Bartlett Europe will seek to achieve its investment objective by normally investing at least 65% of its total assets in equity securities of European issuers that Bartlett & Co. or the Adviser believe are undervalued and thus may offer above-average potential for capital appreciation. Bartlett Europe also may invest up to 35% of its assets in equity securities of domestic issuers. Bartlett Europe may also invest in debt securities. These policies are substantially the same as the current investment policies of the Fund.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Bartlett Europe intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"), so that it would be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders. To qualify for this treatment, Bartlett Europe must meet several requirements, one of which is that it must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or certain options, futures contracts, forward contracts and/or foreign currency positions, held for less than three months. Bartlett & Co. and the Adviser anticipate that Bartlett Europe will be able to meet this requirement. There can be no guarantee, however, that Bartlett Europe will be able to meet this requirement under all possible circumstances, particularly if Bartlett Europe is required to sell recently acquired portfolio securities because of (i) unexpectedly large net redemptions or (ii) large inflows of cash resulting from the sale of Bartlett Europe shares followed within a short period of time by significant redemptions of its shares. Neither Bartlett & Co. nor the Adviser anticipates that the risk of Bartlett Europe's disqualification as a regulated investment company under the Code for these reasons is material.

     FORM OF ORGANIZATION. The Fund is organized as a corporation under the laws of the State of Maryland, while the Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. Unlike shareholders of a Maryland corporation, shareholders of a Massachusetts business trust, such as Bartlett Europe's shareholders, may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust expressly disclaims, and provides indemnification against, such liability. Accordingly, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which Bartlett Europe itself would be unable to meet its obligations, a possibility that Bartlett & Co., its proposed investment manager and administrator, believes is remote and thus does not pose a material risk.

     BLUE SKY REQUIREMENTS. In order to register its shares of beneficial interest and continuously offer such shares to the public under the securities laws of the several states, Bartlett Europe (as a series of an open-end investment company) will be required to conform to certain notice and fee payment requirements imposed by laws and regulations of various states covering the investments of mutual funds. The Fund currently is not subject to these requirements.

     SENIOR SECURITIES. The 1940 Act prohibits open-end investment companies from issuing "senior securities" representing indebtedness (i.e., bonds, debentures, notes and other similar securities), other than indebtedness to banks where there is an asset coverage of at least 300% for all borrowings. Closed-end investment companies, on the other hand, are permitted by the 1940 Act to issue senior securities representing indebtedness to any lender where the 300% asset coverage test is met. In addition, closed-end investment companies may issue preferred stock (subject to various limitations), whereas open-end investment companies generally may not issue preferred stock. However, the Fund has not issued any indebtedness to banks and has no authorized class of senior securities or any plan for issuing such securities.

     BROKERAGE COMMISSIONS OR SALES CHARGES ON PURCHASES AND SALES OF SHARES. Fund shareholders currently pay brokerage commissions in connection with purchases and sales of the Fund's shares on the NYSE. If Proposal 3 is approved, investors will be able to purchase Bartlett Europe Shares at their net asset value plus any applicable sales charge, which will vary with the amount purchased. That schedule, which may be changed prior to the effective date of the Reorganization and from time to time thereafter, currently is expected to be as follows:

                             SALES CHARGE SCHEDULE

                         SALES CHARGE AS A PERCENTAGE OF    SALES CHARGE AS A PERCENTAGE OF
AMOUNT OF PURCHASE               OFFERING PRICE                   NET AMOUNT INVESTED
------------------       -------------------------------    -------------------------------
Less than $24,999                    4.75%                               4.99%
$25,000 to $49,999                   4.50%                               4.71%
$50,000 to $99,999                   4.00%                               4.17%
$100,000 to $249,000                 3.50%                               3.63%
$250,000 to $499,999                 2.50%                               2.56%
$500,000 to $999,999                 2.00%                               2.04%
$1 million or more                   0.00%*                              0.00%

     * A contingent deferred sales charge of 1% of the shares' net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of shares purchased pursuant to the waiver for sales of $1 million or more made within one year of the purchase date.

     Bartlett Europe Shares distributed to shareholders of the Fund as part of the Reorganization will not be subject to any initial sales charge. Following the Reorganization, new purchases of Bartlett Europe Shares will be sold at net asset value plus an initial sales charge in accordance with the above schedule and to be set forth in Bartlett Europe's prospectus. Additional purchases of Bartlett Europe Shares may be made in amounts of $100 or more. In its discretion, Bartlett Europe may reduce or waive such minimums for investments made by employer sponsored qualified retirement plans or through automatic investment programs, investments made through brokerage firms or other financial institutions, or investments made by advisory clients of Bartlett & Co. and employees of Bartlett & Co. and their families, or under other circumstances to be set forth in Bartlett Europe's prospectus. For additional information about purchases of Bartlett Europe Shares, please see the prospectus for those shares or contact Bartlett Funds Marketing Department at 800-822-5544 after the Reorganization.

     Shareholders of Bartlett Europe will be able to request a redemption of their shares by calling Bartlett Funds Marketing Department at the above number. Because Bartlett Europe will incur certain fixed costs in maintaining shareholder accounts, it may elect to close any account with a current value due to redemptions of less than $500 ($250 for tax-sheltered retirement plans). In such case, shareholders will be allowed 30 days after notification in which to make additional investments in order to avoid having their accounts closed. Bartlett Europe will not redeem accounts that fall below the minimum required level solely as a result of a reduction in net asset value per share. See also "Acquisition and Redemptions of Shares; Temporary Redemption Fee" above.

     DISTRIBUTION PLAN. An open-end investment company, unlike a closed-end investment company, is permitted to finance the distribution of its shares by adopting a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. If the Reorganization is approved by shareholders, Bartlett Europe will adopt a Plan of Distribution under Rule 12b-1 in order to compensate Bartlett Europe's distributor for its efforts to distribute Bartlett Europe's shares. See "Proposed Class A Plan of Distribution" below.

     EXCHANGES. Class A shares of Bartlett Europe may be exchanged for shares of the corresponding class of Bartlett Basic Value Fund and Bartlett Value International Fund, and for shares of Legg Mason Cash Reserve Trust, a money market mutual fund, as provided in their respective prospectuses. No initial sales charge will be imposed on the shares being acquired through an exchange. Exchanges may be subject to minimum investment and other requirements of the funds into which exchanges are made.

E. PROPOSED INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT

     The Reorganization Plan authorizes Bartlett & Co., as sole shareholder of Bartlett Europe prior to the Reorganization, to approve the proposed Investment Management and Administration Agreement ("Management Agreement") between the Trust (with respect to Bartlett Europe) and Bartlett & Co. The terms and conditions of the proposed Management Agreement are described below. Additional information about Bartlett & Co. is set forth in the section of this proxy statement entitled "Additional Information About Bartlett & Co."

     The Management Agreement covers the same services as those currently provided to the Fund under the Administration Agreement between the Fund and the Administrator (the "Administration Contract"), and contains many of the same terms. The principal differences between the proposed Management Agreement and the Fund's current investment advisory and administration arrangements are the following: (i) a single agreement between the Trust (on behalf of Bartlett Europe) and Bartlett & Co. will govern the provision of all investment management and administration services to Bartlett Europe, rather than separate agreements involving multiple parties; and (ii) Bartlett & Co. will retain overall responsibility for providing advisory services, although it may delegate some or all of its responsibilities and duties to one or more sub-administrators and/or sub-advisers. The amount of the fee paid to Bartlett & Co. (excluding the fees to be paid to the Adviser as Bartlett Europe's sub-adviser, as explained below) will be the same or less than the fees the Administrator currently receives for providing these services.

     CURRENT INVESTMENT MANAGEMENT AND ADMINISTRATION ARRANGEMENTS. As noted, the Administrator, located at 7 East Redwood Street, Baltimore, Maryland 21202, currently serves as the Fund's administrator and investment consultant. The Administration Contract and Investment Consultant Contract were each approved by the initial shareholder of the Fund on August 13, 1986. The Administrator is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company.

     Under the Administration Contract, the Administrator generally assists in all aspects of the Fund's administration and operation. The Administrator bears all expenses incurred in connection with the performance of its services under the Administration Contract, and pays all salaries and fees of the Fund's directors and officers who are affiliated persons (as that term is defined in the 1940 Act) of the Administrator. The Administration Contract provides that the Administrator shall not be liable for any act or omission in connection with the performance of its obligations under the Administration Contract, provided that there has been no willful misfeasance, bad faith, or gross negligence on the Administrator's part in the performance of, or reckless disregard by it of its duties under, such contract. The services of the Administrator to the Fund are not deemed to be exclusive, and nothing in the Administration Contract prevents the Administrator or any affiliate thereof from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

     The Administration Contract also provides that it will remain in effect until two years from the date of its execution and will continue in effect from year to year thereafter only if approved annually by the vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act, provided that, in any event, such contract must be approved annually by vote of a majority of the independent directors, cast in person at a meeting called for the purpose of voting on such approval. The Administration Contract terminates automatically upon its assignment and is terminable at any time, without penalty, by the Fund's Board of Directors or by vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Administrator, or by the Administrator upon 60 days' written notice to the Fund.

     Under the Investment Consultant Contract, the Administrator provides to the Adviser such investment advice, research and assistance, primarily regarding United States securities, as the Adviser may from time to time reasonably request. The Administrator bears all expenses incurred in connection with the performance of its services under the Investment Consultant Contract. That contract also provides that the Administrator will not be liable for any act or omission in connection with the performance of its obligations thereunder, provided that there has been no willful misfeasance, bad faith, or gross negligence on its part in the performance of, or reckless disregard by it of its duties under, such contract. The services of the Administrator to the Adviser are not deemed to be exclusive, and the Administrator may provide similar services to other entities and engage in other activities.

     For its services under the Administration Contract, the Administrator receives from the Fund a monthly fee at the annual rate of .20% of the Fund's net assets up to $100 million; .175% of net assets between $100 million and $150 million; and .15% of net assets in excess of $150 million, based on the net assets on the last business day of each month. For its services as Investment Consultant, the Administrator receives from the Adviser a monthly fee at the annual rate of .20% of the Fund's net assets up to $100 million; .175% of net assets between $100 and $150 million; and .15% of net assets in excess of $150 million, based on the net assets on the last business day of each month. Thus, the total monthly fee received by the Administrator under current arrangements is at the annual rate of 0.40% of the Fund's net assets up to $100 million; .35% of net assets between $100 million and $150 million; and .30% of net assets in excess of $150 million, based on the Fund's net assets on the last business day of each month.

     THE PROPOSED INVESTMENT MANAGEMENT AND ADMINISTRATION ARRANGEMENTS. At their meeting on February 21, 1997, the directors of the Fund, including all of the independent directors, considered the proposed Management Agreement, including reviewing materials related to that agreement, in connection with their approval of the Reorganization Plan. In addition, at a meeting held on February 24, 1997, the trustees of the Trust, including all of its independent trustees, specifically approved the terms of the proposed Management Agreement in connection with their approval of the Reorganization Plan.

     In considering the Management Agreement, the trustees of the Trust reviewed the services to be provided by Bartlett & Co., analyzing factors they deemed relevant, including (i) Bartlett & Co.'s affiliation with the Administrator, and the fact that several of the personnel of the Administrator will continue to serve in similar capacities with Bartlett & Co. in providing services to Bartlett Europe; (ii) the nature, quality and scope of the services to be provided; and (iii) the ability of Bartlett & Co. to provide such services. The trustees considered Bartlett & Co.'s projected revenues and expenses relating to the provision of services to Bartlett Europe and the cost allocation methods used in calculating such expenses. The trustees also reviewed the fees to be paid to Bartlett & Co. in light of fees paid to other investment managers and administrators by comparable funds as well as fees paid by other funds to Bartlett & Co. After consideration of these and other factors, the trustees, including a majority of the independent trustees, approved the proposed Management Agreement.

     For its services under the Management Agreement, Bartlett & Co. will receive from the Trust with respect to Bartlett Europe's Class A shares a monthly fee at the annual rate of 1.00% of the average daily net assets of that class, subject to any fee or expense waiver or reimbursement arrangements in effect. Bartlett & Co. has agreed to reimburse fees and/or assume other expenses to the extent that Bartlett Europe's expenses for its Class A shares exceed 1.75% of the average daily net assets of that class through July 31, 1998. Assuming approval of the proposed distribution fee for those shares and that other expenses of between 0.65 to 0.75% will be incurred by that class, the fee to be paid to Bartlett & Co. with respect to Bartlett Europe Class A shares will be between 0.75% and 0.85% of the average daily net assets of that class for that period, of which Bartlett & Co. will retain 40% after payment of sub-advisory fees.

     For the fiscal year ended December 31, 1996, the Administrator received fees of $282,878 in the aggregate under the Administration Contract and Investment Consultant Contract. The Administrator would have received fees of $225,000 in the aggregate had the fees proposed in the Management Agreement been in place and the average asset level of the Fund was $75 million for the year.

     If Proposal 3 is approved by the Fund's shareholders, the proposed Management Agreement will be effective on the effective date of the Reorganization, will remain in effect for a period of two years, and thereafter will continue in effect from year to year, if approved annually by vote of Bartlett Europe's Board of Trustees and by vote of its independent trustees.

F. PROPOSED SUB-ADVISORY AGREEMENT

     The Reorganization Plan also authorizes Bartlett & Co., as sole shareholder of Bartlett Europe prior to the Reorganization, to approve the proposed Sub-Advisory Agreement between Bartlett & Co. and Lombard Odier International Portfolio Management Limited, the current Adviser to the Fund. The terms and conditions of the proposed Sub-Advisory Agreement are described below. Additional information about the Adviser is set forth in the section of this proxy statement entitled "Additional Information About Lombard Odier."

     The proposed Sub-Advisory Agreement covers the same services as the current Investment Advisory Contract ("Advisory Contract") between the Fund and the Adviser, and includes many of the same terms. The principal differences between the Advisory Contract and the proposed Sub-Advisory Agreement are the following:
(i) the Adviser's duties and obligations under the Sub-Advisory Agreement are delegated to it by Bartlett & Co., which retains overall responsibility for the provision of investment advisory services to Bartlett Europe under the Management Agreement; and (ii) the fees to be paid to the Adviser by Bartlett & Co. (not the Trust) under the Sub-Advisory Agreement will be less than the fees rate paid to it by the Fund under the Advisory Contract.

     CURRENT INVESTMENT ADVISORY ARRANGEMENTS WITH THE ADVISER. As noted, the Adviser, located at Norfolk House, 13 Southampton Place, London WClA 2AJ, England, serves as the Fund's investment adviser. Pursuant to the Advisory Contract, and subject to the supervision and direction of the Fund's Board of Directors, the Adviser furnishes investment advice to the Fund in accordance with the Fund's investment objective and policies, and places orders to purchase and sell portfolio securities pursuant to directions from the Fund's officers. The Advisory Contract further provides that, subject to such approval of the Fund's Board of Directors and shareholders as may be required under the 1940 Act, the Adviser may contract with one or more sub-advisers to provide to the Adviser such investment advice as the Adviser may from time to time deem appropriate. Pursuant to this arrangement, the Adviser has contracted with the Investment Consultant, as described above.

     The Advisory Contract also provides that it will remain in effect until two years from the date of its execution and will continue in effect from year to year thereafter only if approved annually by the vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act, provided that, in any event, such contract must be approved annually by vote of a majority of the independent directors, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract terminates automatically upon its assignment and is terminable at any time, without penalty, by the Fund's Board of Directors or by vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser, or by the Adviser upon 60 days' written notice to the Fund.

     For its services, the Adviser receives a monthly fee at the annual rate of 1.00% of the Fund's net assets up to $100 million; .875% of net assets between $100 million and $150 million; and .80% of net assets in excess of $150 million, based on the net assets on the last business day of each month. The Adviser in turn pays the Investment Consultant a monthly fee at the annual rate of .20% of the Fund's net assets up to $100 million; .175% of net assets between $100 and $150 million; and .15% of net assets in excess of $150 million, based on the net assets on the last business day of each month. Thus, under current arrangements, the Adviser retains a monthly fee at the annual rate of .80% of the Fund's net assets up to $100 million; .70% of net assets between $100 million and $150 million; and .65% of net assets in excess of $150 million, based on the net assets on the last business day of each month.

     The Adviser bears all expenses incurred in connection with the performance of its services, pays all salaries, fees and expenses of the Fund's directors and officers who are affiliated persons (as defined in the 1940 Act) of the Adviser, reimburses the Fund for the salaries, fees and expenses of all Fund officers who are not affiliated persons of the Adviser or the Administrator, and pays the fee of the Investment Consultant. The Advisory Contract provides that the Adviser shall not be liable for any act or omission in connection with the performance of its obligations thereunder, provided that there has been no willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of, or reckless disregard by it of its obligations and duties under, such Contract. The services of the Adviser to the Fund are not deemed to be exclusive, and nothing in the Advisory Contract prevents the Adviser, or any affiliate thereof, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

     THE PROPOSED SUB-ADVISORY ARRANGEMENTS. At their meeting on February 21, 1997, the directors of the Fund, including all of the independent directors, considered the proposed Sub-Advisory Agreement, including reviewing materials related to that agreement, in connection with their approval of the Reorganization Plan. In addition, at their meeting on February 24, 1997, the trustees of the Trust, including all of the independent trustees, specifically approved the terms of the proposed Sub-Advisory Agreement in connection with their approval of the Reorganization Plan.

     In considering the Sub-Advisory Agreement, the trustees reviewed the services currently provided by the Adviser to the Fund, analyzing factors they deemed relevant, including (1) the nature, quality and scope of such services as well as the Fund's investment performance; (2) the nature and scope of the services to be provided to Bartlett Europe by the Adviser under the Sub-Advisory Agreement; and (3) the ability of the Adviser to provide such services. The trustees considered the Adviser's revenues and expenses (actual and projected) relating to the provision of services to Bartlett Europe and the cost allocation methods used in calculating such expenses. The trustees also reviewed the proposed fees to be paid to the Adviser in light of fees paid to other investment advisers by comparable funds, as well as the fees paid by other funds to the Adviser. The trustees also considered the fact that, consistent with the interests of Bartlett Europe and subject to their review, the Adviser may cause Bartlett Europe to purchase and sell portfolio securities through brokers who provide the Adviser with research, analysis, advice and similar services. Please see "Brokerage" below. After full and extensive consideration of these and other factors, the trustees, including a majority of the independent trustees, approved the Sub-Advisory Agreement.

     For its services under the Sub-Advisory Agreement, the Adviser will receive from Bartlett & Co. a monthly fee at the rate of 60% of the monthly fee actually paid to Bartlett & Co. by the Trust under the Management Agreement, taking into account any fee waiver or expense reimbursement arrangements in effect for Bartlett Europe. As noted, Bartlett & Co. has agreed to reimburse fees and/or assume other expenses to the extent that Bartlett Europe's expenses for its Class A shares exceed 1.75% of the average daily net assets of that class through July 31, 1998. Assuming approval of the proposed distribution fee for those shares and that other expenses of between 0.65 to 0.75% will be incurred by that class, the fee to be paid to Bartlett & Co. with respect to Bartlett Europe Class A shares will be between 0.75% and 0.85% of the net assets of that class for that period, 60% of which would be paid to the Adviser by Bartlett & Co.

     In addition to the differences noted above, the Sub-Advisory Agreement differs from the Advisory Contract in that it includes cross-indemnification provisions whereby the Adviser agrees to indemnify Bartlett & Co., and Bartlett & Co. agrees to indemnify the Adviser, in connection with any liability arising out of the Adviser's or Bartlett & Co.'s respective breach of its obligations under the Sub-Advisory Agreement.

     For the fiscal year ended December 31, 1996, the Adviser received fees of $569,801 in the aggregate from the Fund. The Adviser would have received fees of $337,500 in the aggregate had the fee proposed in the Sub-Advisory Agreement been in place and the average asset level of the Fund was $75 million for the year.

     BROKERAGE. Decisions to buy and sell securities for the Fund are made by the Fund's officers pursuant to recommendations by the Adviser, subject to the overall review of the Fund's Board of Directors. Portfolio securities transactions for the Fund are placed on behalf of the Fund by the Adviser. In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, the Adviser seeks the best price and execution available, subject to the possible payment as described below of higher brokerage commissions to broker-dealers that provide brokerage and research services to the Adviser. The Advisory Contract provides that, in assessing the best price and execution available for any transaction, the Adviser will consider the factors it deems relevant, including the nature of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the amount of the commission, if any, for the specific transaction and the quality of service rendered by the broker or dealer in other transactions. Under the Advisory Contract and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all such services are useful or of value in advising the Fund. They may be useful to the Adviser in advising its other clients.

     The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting transactions and performing functions incidental thereto, such as clearance and settlement. The Adviser's fee under the Advisory Contract is not reduced by reason of its receiving such brokerage and research services.

     From time to time the Fund may use Lombard, Odier & Cie, Legg Mason Wood Walker, Incorporated, and their respective affiliates as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. The Adviser will not cause the Fund to pay Lombard, Odier & Cie, Legg Mason Wood Walker, Incorporated, or their respective affiliates for brokerage and research services, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction. Commissions paid to brokers that are affiliates of the Fund will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Fund may not buy securities from, or sell securities to, Lombard, Odier & Cie or Legg Mason Wood Walker, Incorporated or other affiliated brokers as principal. However, the Fund's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliated broker is a participant.

     Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage. Rule lla2-2(T) permits such exchange members to perform functions other than execution in connection with securities transactions on an exchange only if the affiliate or account expressly consents by written contract. To the extent
Section 11(a) would apply to Legg Mason Wood Walker, Incorporated or Transatlantic Securities Company (an affiliate of Lombard, Odier & Cie) acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which either is a member, the Advisory Contract and Investment Consultant Contract expressly provide such consents in accordance with Rule 11a2-2(T).

     In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the accounts managed or advised by the Adviser. Investment decisions by the Fund and by such other accounts are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold by only one account even though it might be held by, or bought or sold by, other accounts. Likewise, a particular security may be bought by one or more accounts when one or more other accounts are selling that same security. Some simultaneous transactions are inevitable when several accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

     The following table depicts, for the fiscal year ended December 31, 1996, the total brokerage commissions paid by the Fund, the amount of those commissions paid to Lombard, Odier & Cie and Legg Mason Wood Walker, Incorporated (collectively, "Affiliated Brokers"), the percentage of all commissions paid that were paid to Affiliated Brokers, and the percentage of all portfolio transactions represented by the commissions paid to Affiliated Brokers.

                                        AFFILIATED BROKERS'        PERCENTAGE
   TOTAL            COMMISSIONS           COMMISSIONS AS A           OF ALL
COMMISSIONS           PAID TO            PERCENTAGE OF ALL         PORTFOLIO
    PAID         AFFILIATED BROKERS         COMMISSIONS           TRANSACTIONS

  $359,496            $25,208                   7.0%                 15.7%

Affiliated brokerage services would be provided by the Affiliated Brokers to Bartlett Europe under the same terms as they are provided to the Fund if the proposed Sub-Advisory Agreement is approved. Similarly, the Adviser's policies when placing securities transactions on behalf of Bartlett Europe will be the same as those currently in effect for the Fund.

     If Proposal 3 is approved by the Fund's shareholders, the proposed Sub-Advisory Agreement will be effective on the effective date of the Reorganization, will remain in effect for a period of two years, and thereafter will continue in effect from year to year, if approved annually by vote of the Trust's Board of Trustees and by vote of its independent trustees.

G. PROPOSED CLASS A PLAN OF DISTRIBUTION

     The Reorganization Plan authorizes Bartlett & Co., as sole shareholder of Bartlett Europe prior to the Reorganization, to approve the Class A Plan of Distribution of Bartlett Europe ("Plan") pursuant to Rule 12b-1 under the 1940 Act. The terms and conditions of the proposed Plan are described below. Additional information about BFP Financial Partners, Inc., the proposed underwriter and distributor for Bartlett Europe, is set forth in the section of the proxy statement entitled "Additional Information About BFP Financial Partners, Inc." The Fund currently does not have distribution arrangements in place such as those proposed for Bartlett Europe.

     At their meeting on February 21, 1997, the directors of the Fund, including all of the independent directors, considered the proposed Plan in connection with their approval of the Reorganization Plan. In addition, the Trust's Board of Trustees, by unanimous vote of both the full board and the independent trustees who have no financial interest in the Plan or any agreement related thereto ("qualified trustees"), approved the Plan at their meeting on February 24, 1997. Under the Plan, Bartlett Europe would be authorized to pay BFP Financial Partners, Inc., as Bartlett Europe's distributor (the "Distributor"), a 12b-1 fee in an amount equal to the annual rate of 0.25% of Bartlett Europe's average daily net assets for certain of the Distributor's services connected with its distribution of Bartlett Europe Class A shares ("Shares").

     PROPOSED DISTRIBUTION ARRANGEMENTS. At their meeting on February 24, 1997, the Trust's Board of Trustees, including the qualified trustees, considered proposed distribution arrangements between the Trust (with respect to Bartlett Europe) and the Distributor whereby the Distributor would serve as Bartlett Europe's distributor for the Shares and would be obligated to use its best efforts to distribute the Shares.

     Under the proposed arrangements, the Distributor would enter into dealer agreements with Legg Mason Wood Walker, Inc. and third party broker-dealers under which the Shares would be sold. Under the proposed arrangements, a sales charge of a maximum of 4.75% of the offering price of the Shares on purchases of less than $24,999 generally would be imposed in accordance with the sales charge schedule set forth above in "Differences Between Open-End and Closed-End Investment Companies -- Brokerage Commissions or Sales Charges on Purchases and Sales of the Fund's Shares." The Distributor would reallow to Legg Mason Wood Walker, Inc. and the third party broker-dealers as a sales concession a portion of the sales charge generally to be imposed on the amount invested, who in turn will pay sales commissions to their investment executives and correspondent firms who sell the Shares and service the accounts of Bartlett Europe shareholders.

     Under the Plan, Bartlett Europe will pay the Distributor a 12b-1 fee in an amount equal to the annual rate of 0.25% of Bartlett Europe's average daily net assets in connection with the Distributor's provision of services to Bartlett Europe shareholders and its efforts to sell the Shares. If the Plan is implemented, the Distributor expects that it will use the 12b-1 fee to make trail commission payments to Legg Mason Wood Walker, Inc. and other third party broker-dealers at the annual rate of 0.25% of the aggregate investment amounts maintained in Bartlett Europe accounts. The services to be provided by the Distributor may include (a) advertising, direct mail and promotional expenses;
(b) the cost of printing and mailing prospectuses and sales literature to prospective investors; (c) payments to Legg Mason Wood Walker, Inc. and third parties who sell the Shares; (d) reimbursement of and/or compensation to brokers, dealers and other intermediaries for administrative and accounting services; and (e) general and administrative overhead of the Distributor, including telephone and office expenses and salaries, and any other costs of effectuating the Plan.

     The Plan does not obligate Bartlett Europe to reimburse the Distributor for the expenses that the Distributor may incur in fulfilling its obligations as Bartlett Europe's distributor. Thus, under the Plan, even if the Distributor's expenses for distributing the Shares exceed the fee payable by Bartlett Europe, Bartlett Europe would not be obligated to pay more than that fee. Conversely, although it is not expected to be the case in the foreseeable future, if the Distributor's expenses are less than the fee it receives, the Distributor would retain the full amount of the fee and thereby realize a profit. The 12b-1 fee would be paid by Bartlett Europe to the Distributor unless and until the Plan is terminated or not renewed. In any event, any distribution or service expenses incurred by the Distributor in excess of the 12b-1 fee payments it has received or accrued through the termination date would be the sole responsibility and liability of the Distributor and would not be obligations of Bartlett Europe.

     FACTORS CONSIDERED BY THE BOARD OF TRUSTEES. Prior to approving the Plan, the Trust's Board of Trustees was provided with detailed information relating to the Plan. Among other things, the trustees considered information relating to the possible decrease in Bartlett Europe's assets during the period shortly after the Reorganization, the merits of certain possible alternatives to the Plan, the potential costs and benefits of the Plan to shareholders and the likelihood that the Plan would succeed in producing its intended results.

     In approving the Plan, the trustees considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) the Distributor's belief that the initial sales charge combined with a service fee would be attractive to the broker-dealers selling the Shares, resulting in greater growth of Bartlett Europe than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in Bartlett Europe's assets and potential continued growth, (4) the services provided to Bartlett Europe and its shareholders by the Distributor, and (5) the Distributor's expenses and costs in distributing Class A shares.

     With respect to the Plan, the trustees also considered all compensation that the Distributor would receive under the Plan and related distribution arrangements, including initial sales charges, as applicable, and 12b-1 fees. The trustees also considered the benefits that would accrue to the Distributor under the Plan in that the Distributor would receive 12b-1 fees that are calculated based upon a percentage of the average daily net assets of Bartlett Europe, which fees would increase if the Plan were successful and Bartlett Europe attained and maintained significant asset levels.

     Following their consideration, the trustees, including the qualified trustees, concluded that the fees payable by Bartlett Europe under the Plan were reasonable in view of the services that would be provided by the Distributor and the anticipated benefits of the Plan. The trustees, including a majority of the qualified trustees, determined that approval of the Plan would be in the best interests of Bartlett Europe and would have a reasonable likelihood of benefiting Bartlett Europe and its Class A shareholders. Accordingly, the Board of Trustees approved the Plan.

     ADDITIONAL INFORMATION REGARDING THE PLAN OF DISTRIBUTION. Among other things, the Plan also provides that (1) at least quarterly, the Distributor will submit to the Trust's Board of Trustees, and the trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Trust's Board of Trustees, including the qualified trustees, acting in person at a meeting called for that purpose, (3) payments by Bartlett Europe under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the Bartlett Europe Class A shareholders, and (4) while the Plan remains in effect, the selection and nomination of trustees who are not "interested persons" of the Trust shall be committed to the discretion of the trustees who are not interested persons of the Trust.

     If Proposal 3 is approved by the Fund's shareholders, the Plan will become effective on the effective date of the Reorganization and remain in effect for one year from the date of such shareholder approval, unless terminated prior thereto in accordance with its terms. Thereafter it will continue in effect from year to year, so long as its continuance is approved annually by a vote of the Trust's trustees, including a majority of the qualified trustees, cast in person at a meeting called for the purpose of voting on such continuance.

H. OTHER PROPOSED CONTRACTUAL ARRANGEMENTS

     CUSTODIAN. State Street Bank & Trust Company ("State Street") currently serves as the custodian of the Fund's assets held in the United States pursuant to the Custodian Contract between the Fund and State Street ("Custodian Contract"). The Custodian Contract authorizes State Street to employ Chase Manhattan Corporation ("Chase Manhattan") as sub-custodian of the Fund's assets and to employ foreign sub-custodians approved by the directors of the Fund in accordance with Rule 17f-5 under the 1940 Act. It is anticipated that State Street will also serve as Bartlett Europe's custodian pursuant to an agreement with the Trust (on behalf of Bartlett Europe) ("Trust Custodian Agreement"), that such agreement will authorize State Street to employ Chase Manhattan as sub-custodian of Bartlett Europe's assets and to employ foreign sub-custodians approved by the trustees of the Trust in accordance with Rule 17f-5 under the 1940 Act, and that, prior to the Reorganization, the Trust will approve the applicability of the Trust Custodian Agreement to Bartlett Europe incorporating substantially the same terms and conditions as those currently applicable to the Fund under the Custodian Contract.

     TRANSFER AGENCY. State Street also currently serves as the Fund's transfer agent, dividend disbursing agent and registrar for the Fund's shares pursuant to a Transfer Agency Agreement between the Fund and State Street ("Fund Transfer Agency Agreement"). Pursuant to that agreement, State Street has assigned its rights and delegated its duties thereunder to Boston Financial Data Services, Inc. ("BFDS"). It is anticipated that BFDS will also serve as Bartlett Europe's transfer agent pursuant to an agreement with the Trust (on behalf of Bartlett Europe) ("Trust Transfer Agency Agreement") and that, prior to the Reorganization, the Trust will approve the applicability of the Trust Transfer Agency Agreement to Bartlett Europe incorporating substantially the same terms and conditions as those currently applicable to the Fund under the Fund Transfer Agency Agreement.

I. ADDITIONAL INFORMATION ABOUT THE TRUST, BARTLETT EUROPE AND THE
REORGANIZATION

     FEDERAL INCOME TAX CONSEQUENCES. The Fund and the Trust will each receive an opinion of Kirkpatrick & Lockhart LLP, each substantially to the effect that the Reorganization will constitute a tax-free reorganization under section 368(a)(1)(F) of the Code. Accordingly, no gain or loss will be recognized to either the Fund or Bartlett Europe or their shareholders as a result of the Reorganization. Shareholders of the Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

     BARTLETT CAPITAL TRUST; DESCRIPTION OF BARTLETT EUROPE CLASSES. The Trust was organized as a Massachusetts business trust on October 31, 1982, and is registered with the SEC as an open-end management investment company. Its trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series (no par value per share). The trustees have established Bartlett Europe as one of the Trust's three operating series and have authorized the public offering of Class A shares of Bartlett Europe. A separate filing will be made prior to the Closing Date for the purpose of registering that class of shares with the SEC. Bartlett Europe will not issue share certificates.

     On or after the Closing Date, it is anticipated that Bartlett Europe will create and offer three classes of shares, designated as Class A, Class C and Class Y. Only Class A shares will be issued as part of the Reorganization. Each class would represent interests in the same assets of Bartlett Europe. The classes would differ as follows: (1) if plans of distribution are approved with respect to each such class, Class A and Class C shares, unlike Class Y shares, would bear certain fees under those plans of distribution and have exclusive voting rights on matters pertaining to those plans; (2) Class A shares, unlike Class C and Class Y shares, would be subject to an initial sales charge; and (3) each class might bear differing amounts of certain class-specific expenses. Each share of each class of Bartlett Europe would be entitled to participate equally in dividends and other distributions and the proceeds of any liquidation, except that, due to the differing expenses expected to be borne by the three classes, such dividends and proceeds are likely to be higher for the other classes than for the Class C shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

     TRUSTEES AND OFFICERS. The trustees and officers of the Trust are listed below. Each trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.

NAME                               POSITION WITH BARTLETT CAPITAL TRUST
----                               ------------------------------------
*Dale H. Rabiner, CFA              Trustee, Chairman of the Board and President
*James B. Reynolds, CFA            Vice President
 Lorrence T. Kellar                Trustee
 Alan R. Schriber                  Trustee
 William P. Sheehan                Trustee
 Marie K. Karpinski                Vice President and Treasurer
 Madelynn M. Matlock, CFA          Vice President
 James A. Miller, CFA              Vice President
 Donna M. Prieshoff                Vice President
 Woodrow H. Uible, CFA             Vice President


The principal occupation of the executive officers and trustees of the Trust during the past five years are set forth below:

     Dale H. Rabiner, CFA, 36 East Fourth Street, Cincinnati, Ohio is a Senior Portfolio Manager and a Managing Director of Bartlett & Co., the investment adviser to Bartlett Basic Value Fund and Bartlett Value International Fund.

     James B. Reynolds, CFA, 36 East Fourth Street, Cincinnati, Ohio is a Senior Portfolio Manager and a Managing Director of Bartlett & Co.

     Lorrence T. Kellar, 1014 Vine Street, Cincinnati, Ohio is Vice
President -- Real Estate Services for K Mart Corp., an international retailer.

     Alan R. Schriber, 133 South Main Street, Batesville, Indiana is the President of ARS Broadcasting Corp., a company which owns and operates radio stations.

     William P. Sheehan, 65 East State Street, Columbus, Ohio is a member of the State of Ohio Employment Relations Board.

     Marie K. Karpinski, CPA, 7 East Redwood Street, Baltimore, Maryland is Treasurer of Legg Mason Fund Adviser, Inc., Vice President and Treasurer of other registered investment companies for which Legg Mason Fund Adviser, Inc. is investment adviser or manager, and Vice President of Legg Mason Wood Walker, Incorporated.

     Madelynn M. Matlock, CFA, 36 East Fourth Street, Cincinnati, Ohio is the Director of International Equities for Bartlett & Co.

     James A, Miller, CFA, 36 East Fourth Street, Cincinnati, Ohio is a Senior Portfolio Manager, President and a Director of Bartlett & Co.

     Donna M. Prieshoff, 36 East Fourth Street, Cincinnati, Ohio is the Director of Operations of Bartlett & Co.

     Woodrow H. Uible, CFA, 36 East Fourth Street, Cincinnati, Ohio is a Senior Portfolio Manager of Bartlett & Co.

     Prior to the Reorganization, it is anticipated that the shareholders of the Trust will vote on a proposal to expand the Board of Trustees by adding several new trustees. The nominees to be added as trustees are expected to include several of the current directors of the Fund. It is also anticipated that, if elected to the Board, Mr. Kellar will serve as Chairman of the Board and that Mr. Rabiner will continue to serve as the Trust's President.

     SHAREHOLDER SERVICES. If shareholders approve Proposal 3, the trustees intend to implement for Bartlett Europe various shareholder services that are available to all of the Bartlett mutual funds, including the following: an automatic investment plan; a systematic withdrawal plan; individual retirement accounts; and the exchange privileges described above. The cost of such services normally will be borne by Bartlett Europe rather than individual shareholders. Such services will be described in more detail in Bartlett Europe's prospectus and statement of additional information.

     REQUIRED VOTE. The affirmative vote of a majority of the outstanding shares of the Fund entitled to vote at the Meeting is required to approve this proposal. If the proposal is not approved, the Fund will continue to operate as a closed-end investment company and the Board will consider any alternatives thereto.

     THE DIRECTORS ADVISE APPROVAL OF THE REORGANIZATION AND RECOMMEND THAT
                       SHAREHOLDERS VOTE FOR PROPOSAL 3.

                  ADDITIONAL INFORMATION ABOUT BARTLETT & CO.

     Under the proposed Management Agreement, Bartlett & Co. will serve as Bartlett Europe's investment manager and administrator. Bartlett & Co., located at 36 East Fourth Street, Cincinnati, Ohio, is an Ohio corporation and a wholly-owned subsidiary of Legg Mason, Inc. The firm is registered as an investment adviser under the Investment Advisers Act of 1940 and has provided investment advice to individuals, pension and profit sharing plans and trust accounts since 1898. As of February 25, 1997, Bartlett & Co. served as adviser or sub-adviser to three investment companies having aggregate assets in excess of $230 million and manages discretionary and non-discretionary accounts with assets of approximately $2.4 billion. Bartlett & Co. is the investment adviser to Bartlett Value International Fund, a series of the Trust, which has an investment objective similar to that of the Fund. The following table sets forth certain information with respect to Bartlett Value International Fund:

        APPROXIMATE NET ASSETS                   ANNUAL ADVISORY FEE* AS
        AS OF FEBRUARY 25, 1997                A PERCENTAGE OF NET ASSETS
        -----------------------                --------------------------
              $84 million                                 1.83%

     *This fee includes transfer agency, pricing, custodial, auditing and legal services, general administrative and operating expenses as well as investment advisory services.

     The directors of Bartlett & Co., as of January 31, 1997, are Raymond A. Mason, Edward A. Taber, III, Robert G. Sabelhaus, William A. Friedlander and James A. Miller. Mr. Miller is also its President and Chief Executive Officer. Thomas A. Steele is its Vice President and Secretary. The principal occupation of Raymond A. Mason is Chairman and Chief Executive Officer of Legg Mason, Inc. Robert G. Sabelhaus is Executive Vice President of Legg Mason Wood Walker, Inc. William A. Friedlander is a Senior Portfolio Manager of Bartlett & Co. Please see Proposal 1 for additional background information on Edward A. Taber, III, and "Additional Information About the Trust, Bartlett Europe and the Reorganization -- Trustees and Officers" for additional information on James A. Miller.

                   ADDITIONAL INFORMATION ABOUT LOMBARD ODIER

     Under the proposed Sub-Advisory Agreement, the Adviser will serve as Bartlett Europe's investment sub-adviser. The Adviser is ultimately wholly owned by Lombard Odier Holdings UK Ltd., located at Norfolk House, 13 Southampton Place, London WClA 2AJ, England (incorporated in 1985 in England and Wales), which in turn is wholly owned by Lombard, Odier & Cie of Geneva, Switzerland, one of the oldest (founded in 1798) and largest private banks in Switzerland. The Adviser was incorporated in England and Wales in 1978 and is registered with the SEC as an investment adviser. The Adviser specializes in advising and managing investment portfolios for institutional clients. The Adviser serves as investment adviser with respect to approximately $2.6 billion in assets, including a portion of the assets of one other registered investment company: the Alexander Hamilton Variable Insurance Trust. The following table sets forth certain information with respect to the International Equity Portfolio of the Alexander Hamilton Variable Insurance Trust:

        APPROXIMATE NET ASSETS                   ANNUAL ADVISORY FEE AS
        AS OF DECEMBER 31, 1996                A PERCENTAGE OF NET ASSETS
        -----------------------                --------------------------
             $5.7 million                                 0.50%

     The executive directors of Lombard Odier, as of December 31, 1996, are Robert van Maasdijk, Ronald Armist, William Bridges, Paul Abberley, and Jean-Claude Ramel. Philippe Sarasin is its Chairman, Patrick Odier its Vice-Chairman and Mr. Ramel its Secretary. Please see Proposal 1 for additional background information on Mr. van Maasdijk. The principal occupations of the remaining executive directors and officers are as follows: Mr. Armist is a Chief Investment Officer of the Adviser, Mr. Bridges its Director of Operations, Mr. Abberley is a Chief Investment Officer of the Adviser, Mr. Ramel is Finance Director of the Adviser and Messrs. Sarasin and Odier are partners of Lombard, Odier & Cie. The Adviser is not affiliated with the Administrator or any of its affiliates.

           ADDITIONAL INFORMATION ABOUT BFP FINANCIAL PARTNERS, INC.

     Under the proposed Plan of Distribution, BFP Financial Partners, Inc. will serve as Bartlett Europe's distributor. The Distributor, located at 7 East Redwood Street, Baltimore, Maryland 21202, is a wholly-owned subsidiary of Legg Mason, Inc. The Distributor is registered with the SEC as a broker-dealer and investment adviser, and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. The Distributor currently provides a full range of on-site brokerage and related investment advisory services to banks and other financial institutions, and is engaged in the distribution of mutual fund shares through such institutions. As of December 31, 1996, the Distributor was operating in over thirty financial institutions located throughout the United States.

                             SHAREHOLDER PROPOSALS

     Shareholders desiring to submit proposals for the next annual shareholders' meeting, which would be held in April 1998, should send them to the attention of the Secretary of the Fund at 7 East Redwood Street, 10th Floor, Baltimore, Maryland 21202. Such proposals must be received by the Secretary not later than October 31, 1997 to be included in the proxy statement for the next annual shareholders' meeting. If the Reorganization is approved and consummated within the anticipated time frame, no 1998 annual shareholders' meeting will be held.

                                 OTHER BUSINESS

     Management knows of no business to be presented to the Meeting other than the matters set forth in this statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                      By order of the Board of Directors,


                                      MARIE K. KARPINSKI
                                      SECRETARY

March 11, 1997

                                                                      APPENDIX A

                AGREEMENT AND PLAN OF CONVERSION AND LIQUIDATION

     This AGREEMENT AND PLAN OF CONVERSION AND LIQUIDATION ("Agreement") is made as of this 10th day of March, 1997, between Worldwide Value Fund, Inc., a Maryland corporation ("Old Fund"), and Bartlett Capital Trust, a Massachusetts business trust ("Trust"), on behalf of Bartlett Europe Fund, a segregated portfolio of assets thereof ("New Fund"). (Old Fund and New Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and Old Fund and Trust are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies." All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by New Fund are made and shall be taken or undertaken by Trust on behalf of New Fund.)

     Old Fund intends to change its identity, form, and place of organization -- by converting from a Maryland corporation to a series of a Massachusetts business trust -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Old Fund desires to accomplish such conversion by transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for Class A shares (voting shares of beneficial interest) in New Fund ("New Fund Shares") and New Fund's assumption of Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares pro rata to the holders of shares of common stock of Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes) (all such transactions being herein referred to as the "Reorganization").

     In consideration of the mutual promises herein contained, the parties agree as follows:

1. Plan of Conversion and Liquidation.

     1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor (a) to issue and deliver to Old Fund full and fractional New Fund Shares, equal in number to the number of full and fractional Old Fund Shares then outstanding, and (b) to assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities"). Such transactions shall take place at the Closing (as defined in paragraph 2.1).

     1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

     1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Share issued pursuant to paragraph 4.6 shall be redeemed by New Fund for $1.00 and (b) Old Fund shall constructively distribute the New Fund Shares received by it pursuant to paragraph 1.1 to Old Fund's shareholders of record, determined as of the Effective Time (collectively "Shareholders" and each individually a "Shareholder"), in exchange for their Old Fund Shares. Such distribution shall be accomplished by Trust's transfer agent ("Transfer Agent") opening an account on New Fund's share transfer books in each Shareholder's name and crediting thereto the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. All outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

     1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, Old Fund shall be liquidated and any further actions shall be taken in connection therewith as required by applicable law.

     1.6. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     1.7. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is liquidated.

2. Closing.

     2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at 4:00 p.m., local time, at the Funds' principal office on June 30, 1997, or at such other time, on such other date, and at such other place as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as the parties may agree ("Effective Time").

     2.2. Old Fund shall deliver to Trust at the Closing a schedule of the Assets as of the Effective Time, which shall set forth for all portfolio securities included therein their adjusted tax basis and holding period by lot. Old Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     2.3. Old Fund shall deliver to Trust at the Closing a list of the Shareholders' names and addresses and the number of outstanding Old Fund Shares owned by each Shareholder, all as of the Effective Time, certified by Old Fund's Secretary or Assistant Secretary. The Transfer Agent shall deliver at the Closing a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names. Trust shall issue and deliver a confirmation to Old Fund evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Old Fund that such shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3. Representations and Warranties.

     3.1. Old Fund represents and warrants as follows:

          3.1.1. Old Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Articles of Incorporation are on file with the Department of Assessments and Taxation of that state;

          3.1.2. Old Fund is duly registered as a closed-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration is in full force and effect;

          3.1.3. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

          3.1.4. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          3.1.5. Old Fund's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          3.1.6. Old Fund qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and it has made all distributions for each such past taxable year that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such year;

          3.1.7. There is no plan or intention of Shareholders who own 5% or more of the Old Fund Shares -- and, to the best of Old Fund's management's knowledge, there is no plan or intention of the remaining
     Shareholders -- to redeem or otherwise dispose of any portion of the New Fund Shares to be received by them in the Reorganization. Consequently, its management expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis;

          3.1.8. The Liabilities were incurred by Old Fund in the ordinary course of its business;

          3.1.9. Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

          3.1.10. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

          3.1.11. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares;

          3.1.12. Old Fund will be liquidated as soon as reasonably practicable after the Reorganization, but in all events within twelve months after the Effective Time;

          3.1.13. Old Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Old Fund's Articles of Incorporation or By-Laws or of any agreement, instrument, lease, or other undertaking to which Old Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Old Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Trust;

          3.1.14. Except as disclosed in writing to and accepted by Trust, all material contracts and other commitments of Old Fund (other than this Agreement and investment contracts) will be terminated, or provision for discharge of any liabilities of Old Fund thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted to be taken by any other party thereto prior to the Closing;

          3.1.15. Except as otherwise disclosed in writing to and accepted by Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Old Fund's knowledge) threatened against Old Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          3.1.16. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Old Fund's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Old Fund's shareholders and receipt of any necessary exemptive relief or no-action assurances requested from the Securities and Exchange Commission ("SEC") or its staff with respect to sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Old Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          3.1.17. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders;

          3.1.18. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Old Fund, except for (a) the filing with the SEC of a proxy statement ("Proxy Statement") in connection with the meeting of Old Fund's shareholders referred to in paragraph 4.2 ("Shareholders' Meeting"), (b) receipt of the exemptive relief referenced in subparagraph 3.1.15, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          3.1.19. At the time of the Shareholders' Meeting and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Trust for use therein; and

          3.1.20. Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets distributed to Shareholders who receive cash or other property and assets used to pay expenses incurred in connection with the Reorganization, which excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior thereto, plus any liabilities and expenses of the parties incurred in connection with the Reorganization.

     3.2. New Fund represents and warrants as follows:

          3.2.1. Trust is an unincorporated voluntary association with transferable shares organized as a business trust under a written instrument ("Business Trust"); it is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts; and a copy of its Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts;

          3.2.2. Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

          3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of Trust;

          3.2.4. New Fund has not commenced operations and will not commence operations until after the Closing;

          3.2.5. Prior to the Effective Time, there will be no issued and outstanding New Fund Shares or any other securities issued by New Fund, except as provided in paragraph 4.6;

          3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for Old Fund Shares in the Reorganization;

          3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable, except to the extent that under Massachusetts law shareholders of a Business Trust may, under certain circumstances, be held personally liable for its obligations;

          3.2.8. New Fund will be a "fund" as defined in section 851(h)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          3.2.9. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than through redemptions arising in the ordinary course of such business;

          3.2.10. New Fund (a) will actively continue Old Fund's business in substantially the same manner that Old Fund conducted that business immediately before the Reorganization, (b) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (c) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

          3.2.11. There is no plan or intention for New Fund to be dissolved or merged into another corporation or business trust or "fund" thereof (within the meaning of section 851(h)(2) of the Code) following the Reorganization;

          3.2.12. Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer, and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

          3.2.13. New Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of Trust's Declaration of Trust or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which New Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which New Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Old Fund;

          3.2.14. Except as otherwise disclosed in writing to and accepted by Old Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to New Fund's knowledge) threatened against Trust with respect to New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect New Fund's financial condition or the conduct of its business; and New Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          3.2.15. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to receipt of any necessary exemptive relief or no-action assurances requested from the SEC or its staff with respect to sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of New Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          3.2.16. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Trust, except for (a) the filing with the SEC of a post-effective amendment to Trust's registration statement on Form N1-A, (b) receipt of the exemptive relief referenced in subparagraph 3.2.15, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time; and

          3.2.17. Immediately following consummation of the Reorganization, except for those assets set forth in paragraph 3.1.20., New Fund will hold the same assets -- except for assets distributed to shareholders who receive cash or other property and assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior thereto, plus any liabilities and expenses of the parties incurred in connection with the Reorganization.

     3.3. Each Fund represents and warrants as follows:

          3.3.1. The fair market value of the New Fund Shares, when received by the Shareholders, will be approximately equal to the fair market value of their Old Fund Shares constructively surrendered in exchange therefor;

          3.3.2. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately prior to the Reorganization;

          3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization; and

          3.3.4. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount.

4. Conditions Precedent.

     Each Fund's obligations hereunder shall be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

     4.1. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either may for itself waive any of such conditions.

     4.2. Old Fund shall have called a shareholder's meeting to consider and act on this Agreement and the Reorganization, and at such meeting the shareholders shall have approved thereof in accordance with applicable law;

     4.3. Old Fund shall have received an opinion of Brown, Cummins & Brown Co., LPA, counsel to Trust, substantially to the effect that:

          4.3.1. At or before the Effective Time, New Fund will be a duly established and designated series of Trust, which is a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

          4.3.2. This Agreement (a) has been duly authorized, executed, and delivered by Trust on behalf of New Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Old Fund, is a valid and legally binding obligation of Trust with respect to New Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.3.3. The New Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and non-assessable, except to the extent that under Massachusetts law shareholders of a Business Trust may, under certain circumstances, be held personally liable for its obligations, and no shareholder of New Fund has any preemptive right to subscribe for or purchase such shares;

          4.3.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Trust's Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which Trust (with respect to New Fund) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Trust (with respect to New Fund) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Old Fund;

          4.3.5. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Trust on behalf of New Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

          4.3.6. Trust is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

          4.3.7. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Trust (with respect to New Fund) or any of its properties or assets attributable or allocable to New Fund and (b) Trust (with respect to New Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects New Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Old Fund.

In rendering such opinion, such counsel may (i) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, and (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

     4.4. Trust shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Old Fund, substantially to the effect that:

          4.4.1. Old Fund is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

          4.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Old Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Trust on behalf of New Fund, is a valid and legally binding obligation of Old Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.4.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Old Fund's Articles of Incorporation or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which Old Fund is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Old Fund is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Trust;

          4.4.4. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Old Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

          4.4.5. Old Fund is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

          4.4.6. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Old Fund or any of its properties or assets and (b) Old Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust.

In rendering such opinion, such counsel may (i) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel,
(ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, and (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

     4.5. Each party shall have received an opinion from Kirkpatrick & Lockhart LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

          4.5.1. The Reorganization will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          4.5.2. No gain or loss will be recognized to Old Fund on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders, in constructive exchange for their Old Fund Shares, in liquidation of Old Fund;

          4.5.3. No gain or loss will be recognized to New Fund on its receipt of the Assets in exchange for New Fund Shares and its assumption of the Liabilities;

          4.5.4. New Fund's basis for the Assets will be the same as the basis thereof in Old Fund's hands immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

          4.5.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

          4.5.6. A Shareholder's basis for the New Fund Shares to be received by it in the Reorganization will be the same as the basis for its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time; and

          4.5.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.

     4.6. Prior to the Closing, the trustees of Trust shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to Bartlett & Co. in consideration of the payment of $1.00 for the purpose of enabling Bartlett & Co. to vote on the matters referred to in paragraph 4.7; and

     4.7. Trust (on behalf of and with respect to New Fund) (a) shall have entered into an Administration and Investment Management Agreement with Bartlett & Co., a Sub-Advisory Agreement with Lombard Odier International Portfolio Management Limited, a Distribution Contract with BFP Financial Partners, Inc., and a Plan of Distribution, and (b) shall have approved the applicability to New Fund of its existing Transfer Agency Agreement with Boston Financial Data Services, Inc. and its existing Custodian Agreement with State Street Bank & Trust Company, the latter two agreements incorporating substantially the same terms and conditions as those currently applicable to Old Fund. Each such agreement shall have been approved by Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" thereof (as defined in the 1940 Act) and by Bartlett & Co. as the sole shareholder of New Fund.

At any time prior to the Closing, any of the foregoing conditions (except that set forth in paragraph 4.2) may be waived by the directors/trustees of either Investment Company if, in their judgment, such waiver will not have a material adverse effect on the interests of Old Fund's shareholders.

5. Expenses.

     Except as otherwise provided in subparagraph 3.3.3, all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by Old Fund. Such expenses include fees and expenses associated with preparing and filing the Proxy Statement, registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable federal and state securities laws to qualify the New Fund Shares to be issued in connection herewith, legal and accounting fees, and printing, mailing, and proxy solicitation costs. Notwithstanding any provision to the contrary contained herein, Old Fund's obligations under this paragraph shall survive the termination of this Agreement
(a) pursuant to paragraphs 8.1(c ) or 8.2 or (b) by New Fund pursuant to paragraphs 8.1(a) or (b).

6. Entire Agreement; Survival.

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

7. Amendment.

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

8. Termination.

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

     8.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before December 31, 1997; or

     8.2. By the parties' mutual agreement.

     Except as otherwise provided in paragraph 5, in the event of termination under paragraphs 8.1(c) or 8.2, there shall be no liability for damages on the part of either Fund, or the directors, trustees, or officers of either Investment Company, to the other Fund.

9. Miscellaneous.

     9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     9.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     9.3. The parties acknowledge that the Trust is a Business Trust. Notice is hereby given that this instrument is executed on behalf of the Trust's trustees solely in their capacities as trustees, and not individually, and that the Trust's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders, but are only binding on and enforceable against New Fund's assets and property. Old Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to New Fund's assets and property in settlement of such rights or claims and not to such trustees or shareholders.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                    WORLDWIDE VALUE FUND, INC.

                                           By:
____________________________________          _________________________________
                                              Title:
                                                    ___________________________

                                           BARTLETT CAPITAL TRUST,
                                            on behalf of its series,
Attest:                                      Bartlett Europe Fund

                                           By:
____________________________________          _________________________________
                                              Title:
                                                    ___________________________

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

__________________________
WORLDWIDE VALUE FUND, INC.
__________________________

RECORD DATE SHARES:

Please be sure to sign and date this Proxy.        Date


Shareholder sign here               Co-owner sign here

DETACH CARD

1. To elect the seven nominees specified below as Directors, to serve until their successors are elected and qualified:

                                                            With-    For All
   A. John W. Campbell; Edmund J. Cashman, Jr.;     For     hold     Except
         Henri Deegenaar; Ian F.H. Grant;           [ ]      [ ]      [ ]
   Charles J. Swindells; Robert H.C. van Maasdijk;
          Prinz Wolfgang E. Ysenburg

   Note: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's(s') name(s). Your shares will be voted for the remaining nominee(s).

2. To ratify the selection of Coopers & Lybrand     For    Against  Abstain
   L.L.P. as the Fund's independent accountants     [ ]      [ ]      [ ]
   for the fiscal year ending December 31, 1997.

3. To consider an Agreement and Plan of             [ ]      [ ]      [ ]
   Conversion and Liquidation under which
   Bartlett Europe Fund ("Bartlett Europe"), a newly organized series of Bartlett Capital
   Trust, an open-end investment company, would acquire the assets of the Fund in exchange solely for Class A shares of beneficial interest in Bartlett Europe and the assumption by Bartlett Europe of the Fund's liabilities, followed by the distribution of those shares to the shareholders of the Fund.

   Mark box at right if an address change or comment has been         [ ]
   noted on the reverse side of this card.

                                                                     DETACH CARD

                          [WORLDWIDE VALUE FUND LOGO]

               This Proxy is Solicited by the Board of Directors

The undersigned, revoking any previous proxies, hereby appoint(s) Edmund J. Cashman, Jr. and Marie K. Karpinski, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Worldwide Value Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the office of the Fund at 111 South Calvert Street, 20th Floor, Baltimore, Maryland 21202, on April 30, 1997 at 10:00 a.m., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy will be voted on the proposals described in the Proxy Statement as specified in the spaces on the reverse side of this card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made on Proposal 1, or if the "For All Except" box is marked but no name(s) of the nominees are struck through, this proxy will be voted FOR Proposal 1. Likewise, if no direction is made in respect to Proposals 2, 3 and 4, this proxy will be voted FOR Proposals 2, 3 and 4.

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

_____________________________          ______________________________


_____________________________          ______________________________


_____________________________          ______________________________